                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 2-85320, 33-31315, 33-61734 and 33-61839) of
American Precision Industries Inc. of our report dated May 20, 1996 relating to the financial statement of Ketema, Inc. - Heat Transfer Division, which appears in the Amended Report on Form 8-K/A of American Precision Industries Inc. dated June 12, 1996.


PRICE WATERHOUSE LLP

Buffalo, New York
June 12, 1996